Exhibit 99.1

The Commonwealth of Massachusetts

William Francis Galvin, Secretary of the Commonwealth

Securities Division

January 18th, 2008

VIA FACSIMILE (1-914-7653177)

& CERTIFIED MAIL, RETURN RECEIPT REQUESTED

MBIA Inc.

Gary C. Dunton

Chief Executive Officer and President

113 King Street

Armonk, NY 10504

Re.    In the Matter of Bond Insurers, Docket No 2008-0006

Dear Gary C. Dunton:

Enclosed please find a Subpoena Duces Tecum & Interrogatories that requires the production of documents and responses to interrogatories by 3:00 p.m., February 1, 2008 as well as the completion of the enclosed verification form. Please contact the Securities Division if you have any questions.

Respectfully Yours,

/s/ Joshua S. Grinspoon
Joshua S. Grinspoon
Staff Attorney
Enforcement Section

Enclosures

One Ashburton Place, 17th Floor, Boston, Massachusetts 02108 • (617) 727-3548

www.state.ma.us/sec/sct

COMMONWEALTH OF MASSACHUSETTS

OFFICE OF THE SECRETARY OF THE COMMONWEALTH

SECURITIES DIVISION

ONE ASHBURTON PLACE, ROOM 1701

BOSTON, MASSACHUSETTS 02108

)
IN THE MATTER OF:	)	SUBPOENA
	)	DUCES TECUM
	)	& INTEROGATORIES
BOND INSURERS	)
)
	)	Docket No. 2008-0006
)
)

MBIA Inc.

Gary C. Dunton

113 King Street

Armonk, NY 10504

Pursuant to Massachusetts General Laws Chapter 110A, §407(b), YOU ARE HEREBY REQUIRED, in the name of The Commonwealth of Massachusetts to produce at the Securities Division, Office of the Secretary of the Commonwealth, One Ashburton Place, 17th Floor, Boston, Massachusetts 02108 on or before 3:00 pm on February 1, 2008 the documents and responses to interrogatories listed below:

DEFINITIONS

1.	“Division” refers to the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts.

2.	“MBIA” means MBIA, Inc., a financial guarantee insurance company registered with the NASD with a CRD number of 37214 and registered with the Securities Exchange Commission with a SEC number 8-47662, including without limitation any entity or dba through which MBIA does business, and all affiliated entities.

3.

“Document” or “documents” encompasses all items including, but not limited to correspondence, memoranda (including without limitation all internal, external, interim or final memoranda, notes, drafts, records, agreements, meeting agenda, reports and legal or financial instruments, whether written, printed, typed, drawn, recorded, electronically, magnetically or mechanically stored, tape-recorded, computerized, photographed, or stored as voice mail, website, electronic mail (“e-mail”) (including all attachments thereto), instant messages archived information or backups of information and all copies of such documents unless such document is identical in every respect with the original thereof produced.

4.	“Massachusetts Public Issuer Bonds” encompasses all debt securities issued by The Commonwealth of Massachusetts or any political subdivision thereof, any quasi-governmental entity located in The Commonwealth of Massachusetts and any city, town or county located in The Commonwealth of Massachusetts or any political subdivision thereof.

INSTRUCTIONS

1.	The use of the singular form of any word includes the plural and vice versa.

2.	The connectives “and” and “or” shall be construed either disjunctively of connectively as necessary to bring within the scope of the document request all responses and production of documents that might otherwise be construed to be outside of its scope.

3.	With respect to each document produced pursuant to this subpoena, indicate the paragraph to which each document is responsive. In producing documents, all documents which are physically attached to each other in the files shall be left so attached and produced fully without redaction. Each page produced is to be marked in the lower right corner with identifying consecutive document control numbers.

4.	You shall identify the persons responsible for preparing the response to this Subpoena and submit a copy of all instructions you prepared relating to the steps taken to respond to this Subpoena. Where oral instructions were given, provide a written statement under oath from the person who gave such instructions, detailing the content of the instructions and the person(s) to whom instructions were given.

5.	In order for your response to this Subpoena to be complete, the attached “Verification” must be completed and executed on Your behalf by the person supervising compliance with the Subpoena and submitted with the responsive documents.

6.	If any requested document was, but is no longer, in your possession or subject to your custody or control, state what disposition was made of the document and, if the document is, to the best of your knowledge still in existence, identify the person who or entity that has possession or control of the document.

7.	If a request seeks a specific document or an itemized category that is not in your possession, control, or custody, provide any document you have that contains all or part of the information contained in the requested document or category.

8.	With respect to each document which is withheld from production for any reason of privilege, provide a statement setting forth:

(i)	the name and title of the author(s);

(ii)	the name and title of the person(s) to whom the document was addressed;

(iii)	the name and titles of those to whom copies of the document were sent;

(iv)	the date on which the document was written or otherwise produced and the date on which it was mailed, sent, or delivered to its addressee(s);

(v)	the number of pages;

(vi)	a brief description of the document and its contents; and provide a brief legal explanation supporting the grounds upon which it is being withheld.

9.	In producing documents, all documents which are physically attached to each other in the files shall be left so attached and produced fully without redaction.

10.	Each page produced is to be marked in the lower right corner with “MBI” followed by a consecutive document control number.

11.	With respect to electronic mail (“e-mail’), please produce electronic copies of all e-mails described below that are stored on any server or other storage media possessed by or under Your control including, but not limited to, archived information, backups of information and individual desk top workstations.

a.	This information must be provided in .pst file format including all attachments in their native file formats.

b.	NOTE: .pdf and .rtf formats are not responsive to this request.

12.	To the full extent permitted by the Massachusetts General Laws, these requests are continuing and require supplemental response and production.

RELEVANT TIME PERIOD

13.	Unless otherwise indicated, the Relevant Time Period is from January 1, 2006 through the present.

Verification

This response to the Subpoena Duces Tecum & Interrogatories, dated January 18th, 2008 (the “Subpoena”), including without limitation production of the requested documents and drafting of the interrogatory responses, was prepared and assembled under my personal supervision from the records of MBIA Inc. in accordance with the instructions and definitions set forth in such Subpoena and is complete and correct to the best of my knowledge and belief. The documents produced in response to this Subpoena are authentic, genuine and what they purport to be and the answers to the interrogatories are true and accurate in all respects.

(Signature of Official)	(Title)

(Type Name of Above Official)

Date:

Subscribed and sworn to before me this          day of                 , 2008.

Notary Public
My commission expires:

COMMONWEALTH OF MASSACHUSETTS

OFFICE OF THE SECRETARY OF THE COMMONWEALTH

SECURITIES DIVISION

ONE ASHBURTON PLACE, ROOM 1701

BOSTON, MASSACHUSETTS 02108

)
IN THE MATTER OF:	)	SUBPOENA
	)	DUCES TECUM
	)	& INTERROGATORIES
BOND INSURERS	)
	)	Docket No. 2008-0006
)
)

CERTIFICATE OF SERVICE

I hereby certify that on this date I caused a true and accurate copy of the attached Subpoena Duces Tecum & Interrogatories to be served on the following persons by certified mail, return receipt requested and by facsimile:

MBIA Inc.

Gary C. Dunton

Chief Executive Officer and President

113 King Street

Armonk, NY 10504

Facsimile (1-914-7653177)

/s/ Paul Brodeur
Paul Brodeur

Dated: January 18th, 2008

INTERROGATORIES

1. Provide a list of all Massachusetts Public Issuer Bonds issued during the Relevant Time Period for which MBIA has insured the repayment of the principal or interest.

2. For each Massachusetts Public Issuer Bond listed in response to Interrogatory No. 1, provide the name of the issuer, the date of transaction, the principal amount of the bond, the rating the bond received from MBIA, and all fees and other remuneration earned (directly or indirectly) by MBIA in connection with the issuance of such bond.

3. For each Massachusetts Public Issuer Bond listed in response to Interrogatory No. 1, provide the names of all underwriters who were involved in the issuance of such bond.

DOCUMENTS TO BE PRODUCED

1. For each Massachusetts Public Issuer Bond listed in response to Interrogatory No. 1, provide copies of all offering or disclosure documents associated with said bonds.

2. For each Massachusetts Public Issuer bond listed in response to Interrogatory No. 1., provide copies of all written disclosures pertaining to MBIA provided by MBIA to the underwriters or issuers of such bonds.

HEREOF FAIL NOT, as you will answer under the powers and penalties of the law in that behalf made as provided. Dated this 18th day of January, 2008.

WILLIAM FRANCIS GALVIN SECRETARY OF COMMONWEALTH

/s/ Bryan J. Lantagne
Bryan J. Lantagne
Director
Massachusetts Securities Division
One Ashburton Place, Room 1701
Boston, Massachusetts 02108

NOTICE: PURSUANT TO SECTION 404 OF M.G.L. C. 110A, IT IS UNLAWFUL FOR ANY PERSON TO MAKE OR CAUSE TO BE MADE, IN ANY DOCUMENTS FILED WITH THE SECRETARY OR IN ANY PROCEEDING UNDER THIS CHAPTER, ANY STATEMENT WHICH IS, AT THE TIME AND IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE FALSE OR MISLEADING IN ANY MATERIAL RESPECT.